UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2019

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive Plano, Texas	75024	(972) 673-2000
(Address of principal executive offices)	(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders on May 22, 2019 (the “Annual Meeting”), the stockholders of Denbury Resources Inc. (the “Company”) considered and voted upon the five proposals listed below (the “Proposals”), each of which is more fully described in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2019 (as supplemented by the additional proxy materials filed with the SEC on May 3, 2019, May 14, 2019, and May 20, 2019) (the “Proxy Statement”). Holders of 418,959,950 shares of common stock of the Company, representing approximately 91% of the Company’s issued and outstanding shares of common stock as of the March 25, 2019 record date, were present in person or by proxy at the Annual Meeting, constituting a quorum, and the final voting results with respect to each of the Proposals are set forth below.

Proposal 1: Election of directors. The Company’s stockholders elected eight directors, each to hold office until the next annual meeting and until his or her successor is elected and qualified, or until his or her earlier resignation or removal. The results of the voting were as follows:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
John P. Dielwart	286,750,202	14,300,257	1,298,732	116,610,759
Michael B. Decker	284,979,318	15,978,231	1,391,642	116,610,759
Christian S. Kendall	291,875,699	9,307,333	1,166,159	116,610,759
Gregory L. McMichael	283,431,176	17,504,652	1,413,363	116,610,759
Kevin O. Meyers	291,548,177	9,250,646	1,550,368	116,610,759
Lynn A. Peterson	292,977,087	7,873,389	1,498,715	116,610,759
Randy Stein	288,176,185	12,807,033	1,365,973	116,610,759
Mary M. VanDeWeghe	293,111,704	7,734,035	1,503,452	116,610,759

The votes “For” each director as set forth above represent the vote of the majority of votes cast with respect to such director nominee at the Annual Meeting.

Proposal 2: Advisory vote to approve the Company’s 2018 named executive officer compensation. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
285,314,093	15,851,739	1,183,359	116,610,759

Proposal 3: Approval of an amendment to the Company’s Second Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 600,000,000 shares to 750,000,000 shares. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
377,569,882	39,763,374	1,626,694	—

Proposal 4: Approval of the amendment and restatement of the Company’s 2004 Omnibus Stock and Incentive Plan, principally to increase the number of reserved shares. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
286,214,492	14,842,385	1,292,314	116,610,759

Proposal 5: Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
400,175,604	14,689,019	4,095,327	—

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
3.1*	Certificate of Amendment of Second Restated Certificate of Incorporation of Denbury Resources Inc., filed with the Delaware Secretary of State on May 22, 2019.
10.1*	Denbury Resources Inc. 2004 Omnibus Stock and Incentive Plan, as amended and restated effective as of March 28, 2019.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: May 28, 2019	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Certificate of Amendment of Second Restated Certificate of Incorporation of Denbury Resources Inc., filed with the Delaware Secretary of State on May 22, 2019.
10.1	Denbury Resources Inc. 2004 Omnibus Stock and Incentive Plan, as amended and restated effective as of March 28, 2019.

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